REVOCABLE PROXY OF PIONEER BANCORPORATION

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                         SPECIAL MEETING OF SHAREHOLDERS
                               September 15, 1999
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         The undersigned hereby appoints LOUIS J. CAPURRO and SHELLE K.
GRIM-BROOKS, and each of them (with full power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, $0.01 par value, of Pioneer Bancorporation ("Pioneer") held of record by the undersigned on July 26, 1999, at the Special Meeting of Shareholders to be held at The Airport Plaza Hotel, 1981 Terminal Way, Reno, Nevada on September 15, 1999, at 11:00 a.m., local time, and at any and all adjournments of such Meeting, as follows:

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1. A proposal to approve the Agreement and Plan of Merger   FOR  AGAINST ABSTAIN
   dated as of May 7, 1999, as amended July 16, 1999, by    [ ]    [ ]     [ ]
   and among Pioneer Bancorporation, Pioneer Citizens
   Bank of Nevada, and Zions Bancorporation and the merger described therein of Pioneer Bancorporation with and into Zions Bancorporation.

2. Whatever other business may properly be brought before
   the Special Meeting or any adjournment.
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       The Board of Directors recommends a vote "FOR" the above proposal.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. HOWEVER, IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. HOWEVER, PROXIES INSTRUCTED TO VOTE AGAINST THE PROPOSAL TO APPROVE THE
AGREEMENT AND PLAN OF MERGER WILL NOT BE VOTED FOR A PROPOSAL TO APPROVE ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING IN THE EVENT THAT THERE ARE NOT SUFFICIENT SHARES PRESENT IN PERSON OR BY PROXY AT THE SPECIAL MEETING TO APPROVE THE AGREEMENT AND PLAN OF MERGER.
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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof, and after notifying the Secretary of Pioneer prior to the time of voting at the Special Meeting of your decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from Pioneer prior to the execution of this proxy of Notice of the Meeting and the Prospectus/Proxy Statement.

                             (Sign on reverse side)


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                          PRINT NAME OF SHAREHOLDER(S)
                      (As it appears on Stock Certificate)




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SIGNATURE OF SHAREHOLDER                          SIGNATURE OF SHAREHOLDER


                                                  Dated:________________________





      Please sign exactly as your name appears on this proxy form. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder must sign.



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  PLEASE COMPLETE, DATE, SIGN AND MAIL THIS FORM OF PROXY, TO PIONEER IN THE
                      ENCLOSED, POSTAGE-PREPAID ENVELOPE.
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